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                                                                   EXHIBIT 10.15

                              EMPLOYMENT AGREEMENT
                              --------------------


          This is an Amended and Restated Employment Agreement ("Employment
                                                                 ----------
Agreement") made as of July 18, 1996, between OVERHEAD DOOR CORPORATION, an
---------
Indiana corporation (the "Company"), the principal place of business of which is
                          -------
in Dallas, Texas, and C. MICHAEL BUDD ("Employee").
                                        --------

          WHEREAS, the Company and Employee entered into an employment agreement dated March 8, 1995 (the "Existing Agreement") which is in effect as of the date
                          ------------------
hereof; and


          WHEREAS, the Company and Employee wish to amend and restate the Existing Agreement in its entirety as of the date hereof;

          NOW, THEREFORE, the Company and Employee hereby agree as follows:

1.   EMPLOYMENT AND TERM.
     -------------------

          The Company hereby continues to employ Employee, and Employee hereby accepts and agrees to such continued employment, for a term commencing on July 18, 1996 and terminating on July 17, 1999 (the "Term"), subject to earlier
                                                ----
termination in accordance with paragraph 6. The Term may be extended upon the mutual written agreement of the Company and Employee. Employee shall be employed as an executive officer of the Company and shall have the title of Senior Vice President - Sales of the Company, with such duties as may be properly assigned to him from time to time by the Board of Directors or the President or the Chief Executive Officer of the Company and which may include duties with respect to the Company's subsidiaries as well as the Company. The services required of Employee hereunder shall be those usually and customarily performed by a person who holds the position of Senior Vice President - Sales and shall be reasonable in terms of usual business practice. During the term of this Employment Agreement, Employee shall not render services to anyone other than the Company and its affiliates, and will devote his full business time, attention and best efforts to the business of the Company and its affiliates and to the fulfillment of the duties and responsibilities as may be delegated to him from time to time. The preceding sentence shall not prevent Employee from acting as a director of other corporations with the prior written consent of the Board of Directors of the Company.

2.   COMPENSATION.
     ------------

          (a)   BASE SALARY. The Company shall pay to Employee (exclusive of
                -----------
fringe benefits referred to elsewhere in this Employment Agreement and any pension, profit sharing or retirement rights to which Employee is or may become entitled under any pension, profit sharing or retirement plans established and maintained by the Company) as base salary of $200,000 per annum. Employee's base salary shall be subject to an annual review and adjustment in accordance with the Company's normal salary review procedures for its senior executive management. Employee's salary as described in this paragraph 2(a) will be paid
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semi-monthly in arrears or otherwise in accordance with the Company's regular payroll practice for its senior executive management.

          (b)  BONUS. Employee shall be eligible to participate in the Company's
               -----
annual bonus plan, in accordance with the bonus plan terms and procedures. Under such plan, Employee will be paid: (i) a threshold bonus of 20 percent of his base salary if the Company attains at least 80 percent of its EBITDA Goal for the preceding calendar year, (ii) a target bonus of 55 percent of his base salary if the Company attains at least 100 percent of its EBITDA Goal for the preceding calendar year, or (iii) a maximum bonus of 80 percent of his base salary if the Company attains at least 120 percent of its EBITDA Goal for the preceding calendar year. If the Company does not attain at least 80 percent of its EBITDA Goal for the preceding calendar year, the Chief Executive Officer of the Company may authorize payment of a bonus to Employee in such amount as he may determine in accordance with the terms of the bonus plan. "EBITDA Goal"
                                                               -----------
shall have the meaning given such term in the bonus plan. In accordance with the company's normal practices, Employee must be employed by the Company at the time bonuses are paid with respect to any particular year in order to be eligible for a bonus with respect to such year.

          (c)  PHANTOM STOCK AWARD. Upon adoption of a phantom stock plan by the
               -------------------
Board of Directors of the Company, Employee will be granted phantom shares representing the right to share in .65 percent of the increase in the value of the Company (determined as provided in the plan) during the initial five-year period covered by the plan, subject to the terms and conditions of the plan.

          (d)  SHAREHOLDER VALUE AWARD. Upon adoption of a shareholder value
               -----------------------
incentive plan by the Board of Directors of the Company, Employee's allocation percentage of the incentive pool under the plan for each year during the Term shall be 8 percent.

3.   FRINGE BENEFITS.
     ---------------

          (a) Employee shall be entitled to participate in the Company's benefit and pension plans listed on Exhibit A hereto. In the event that, after the date hereof, the Company replaces any of the benefit or pension plans on Exhibit A hereto with new plans or adds additional plans which are available to other senior officers of the Company, then Employee shall be entitled to participate in any such replacement or additional plans.

          (b) Employee shall be provided, at the Company's expense, with a leased vehicle substantially equivalent to Employee's current corporate leased vehicle (or an equivalent car allowance) and shall be reimbursed for monthly country club dues (excluding initiation fee), athletic club membership (if requested and used) and an annual physical in the manner consistent with the Company's practices for senior officers and in accordance with the Company's usual procedures.

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                                       3

4.   VACATION.
     --------

          Employee shall be entitled to an annual vacation of three weeks (without deduction in salary or other compensation or benefits). Such vacation shall be taken at such time or times as may be convenient to the operations of the Company and shall be consistent with prevailing vacation policies of the Company.

5.   REIMBURSEMENT OF EXPENSES.
     -------------------------

          Employee will be reimbursed for his reasonable and necessary business and traveling expenses in accordance with the Company's policies in effect from time to time.

6.   TERMINATION.
     -----------

          (a) TERMINATION FOR CAUSE, INCAPACITY, DEATH OR RESIGNATION.
              -------------------------------------------------------
Notwithstanding the foregoing or any other provision of this Employment Agreement, the Company may terminate the employment of Employee without further obligation to Employee (i) if Employee shall commit an act of dishonesty, gross incompetency or intentional or willful misconduct, which act occurs in the course of Employee's performance of his duties as an employee ("Cause") or (ii)
                                                                -----
by reason of Employee's incapacity as defined in paragraph 7. This Employment Agreement shall terminate automatically upon the death of Employee at any time during the Term. If such termination is due to Employee's death or incapacity as defined in paragraph 7, then the coverage in effect under the Company's medical plan immediately prior to his death or incapacity shall continue in effect for a period of 12 months from the date of his termination of employment due to death or incapacity. If during the Term, Employee voluntarily terminates his employment hereunder, the Company shall not have any further obligation to Employee hereunder, except as may be expressly provided under any plan of the Company applicable to Employee.

          (b)  TERMINATION WITHOUT CAUSE. If the Company terminates the
               -------------------------
employment of Employee during the Term for any reason other than those stated in paragraph 6(a), Employee shall be entitled to the payments and benefits set forth in paragraph 6(c) as liquidated damages.

          (c) Upon a termination of Employee's employment pursuant to paragraph 6(b) above, subject to Employee's compliance with paragraph 8 below,

          (i) subject to paragraph (c)(v) below, Employee shall continue to receive his base salary at the rate in effect on the date of termination for the remainder of the Term;

          (ii) Employee shall be entitled to payment of the pro rata portion of his bonus under the Company's bonus plan for the annual period in which his termination occurs;

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                                       4

          (iii) subject to paragraph (c)(v) below, Employee shall continue to be covered (or shall be provided substantially equivalent benefits) at the Company's expense to the same extent as prior to his termination by the medical, dental and life insurance benefit plans of the Company, but not its travel/accident insurance and disability insurance plans or retirement plans and retirement programs (or any successor plans or programs in effect on the date of termination) for the period of 12 months after such termination;

          (iv) Employee shall be entitled to the pro rata portion of any awards earned to the date of the termination of his employment under the phantom stock plan and the shareholder value incentive plan;

          (v) if Employee during the respective time periods referred to in paragraphs 6(c)(i) and (ill) above should enter into other employment, his right to salary continuation from the Company shall be diminished to the extent of new salary from such other employment and his participation in the Company's medical, dental and life insurance plans shall cease to the extent of his coverage by his new employer's plans.

7.   INCAPACITY.
     ----------

          If any non-performance by Employee under this Employment Agreement is due to the incapacity of Employee, and such condition is not cured within 180 days of the first incurrence of such incapacity, the Company may terminate this Employment Agreement. The term "incapacity" shall mean any material physical,
                                ----------
mental or other disability rendering Employee incapable of substantially performing his services hereunder. In the event of any dispute between the Company and Employee as to whether Employee is incapacitated as defined herein, the determination of whether Employee is so incapacitated shall be made by an independent physician selected by the Company's Board of Directors and the decision of such physician shall be binding upon the Company and Employee.

8.   TRADE SECRETS AND EMPLOYMENT OF COMPANY EMPLOYEES.
     -------------------------------------------------

          (a) Without the Company's prior written consent, Employee shall not disclose or use at any time, either during or subsequent to his employment by the Company, any material secret or confidential information, whether or not patentable or copyrightable, belonging to the Company, Holdings, Parent or any of their affiliates (the "Company Group") of which the Employee becomes informed
                          -------------
during his employment, whether or not developed by Employee, except as required by Employee's duties to the Company. Such material secrets or confidential information shall in any event, without limitation, include the following (unless such information has been publicly disclosed by the Company):

     (i)   the names of any or all of the customers of the Company Group;

     (ii)  prices and terms charged to customers;
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                                       5

     (iii)  prices at which merchandise is purchased by the Company Group;

     (iv) any aspects of advertising or merchandising programs carried on or planned by the Company Group; and

     (v) any information relating to the Company Group's fmancial systems and operations, or any part thereof, and any information relating to the Company Group's administration and operations or any part thereof.

            (b) During the term of Employee's employment with the Company and for a period of three years from the date of termination of such employment for whatever reason (except as otherwise set forth in paragraph (ii) below), Employee shall not, directly or indirectly:

     (i) induce or attempt to induce away, or aid, assist or abet any other party or person in inducing or attempting to induce away, from his or her employment with the Company Group any other employee of the Company Group; or

     (ii) take away or attempt to take away, or aid, assist or abet any other party or person in taking away or attempting to take away, any customers of the Company Group who were such customers at the date of termination of employment with the Company; provided, however,
                                                           --------  -------
            that the provisions of this paragraph 8(b)(ii) shall not apply if the Employee's employment is terminated without Cause or if the Term (or any renewal hereof) expires (without any prior termination having occurred) without the Company having offered to renew the Employment Agreement on substantially the same terms then in effect for an additional term of at least one year.

            (c) The provisions of this paragraph 8 shall survive the termination or expiration of this Employment Agreement.

            (d) Employee acknowledges that the services to be rendered by him are of a special, unique and extraordinary character and, in connection with such services, he will have access to confidential and proprietary information vital to the business of the Company Group. Employee further acknowledges that the Company would sustain irreparable harm by any breach or violation of the provisions of this paragraph 8 and, therefore, in addition to any other remedies which the Company may have under this Employment Agreement or otherwise, the Company shall be entitled to apply to any court of competent jurisdiction for an injunction restraining Employee from committing or continuing any such breach or violation of this Employment Agreement, and Employee shall not object to any such application.

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                                       6

9.   NONCOMPETITION.
     --------------

          During the term of employment with the Company and for a period of three years from the date of termination of such employment, Employee will not, anywhere in the United States, engage, directly or indirectly, whether individually or as a member of a partnership or as an officer, director, investor, stockholder, employee or consultant of a corporation or of any other person, partnership or other entity, in a business competes with any line of business engaged in by or about to be engaged in by the Company Group on the date of determination of such employment. The ownership by Employee of three percent or less of the outstanding stock of any corporation engaged in any such competitive business, where the stock of which is listed on a national securities exchange or actively traded in the over-the-counter market, shall not be deemed a violation by Employee of this paragraph 9 provided that Employee shall not be an officer, director or employee of, or a consultant to, such corporation.

          Notwithstanding the foregoing, the provisions of this paragraph 9 shall not be applicable if (but only if) Employee's employment is terminated by the Company without Cause or if this Employment Agreement (or any renewal hereof) expires (without any prior termination having occurred) without the Company having offered to renew the Employment Agreement on substantially the same terms then in effect for any additional term of at least one year.

          In the event that for any reason there should be a determination by a court of competent jurisdiction that the provisions of this paragraph 9 are too broad or unreasonable or unenforceable as such, such provisions shall be deemed modified, and fully enforceable as so modified, to the extent that such a court would find them to be fair, reasonable and enforceable under the circumstances.

          The provisions of this paragraph 9 shall survive the termination or expiration of this Employment Agreement.

10.  ENTIRE EMPLOYMENT AGREEMENT.
     ---------------------------

          This Employment Agreement (a) contains the entire agreement concerning employment arrangements between the Company and Employee, (b) supersedes and replaces any previously dated agreement relating to such employment including but not limited to the Employment Agreement dated March 8, 1995, between the Company and Employee, and (c) may not be changed except by a writing signed by the party against whom the enforcement of any waiver, change, extension, modification or discharge is sought.

11.  NOTICES.
     -------

          Any notice required or permitted to be given under this Employment Agreement shall be sufficient if in writing, and sent by registered or certified mail, in the case of Employee, to his home address as reflected on the Company's employment records,
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                                      7

in the case of the Company, to 6750 LBJ Freeway, Dallas, Texas 75240, Attention:
General Counsel.

12.  ASSIGNMENT.
     ----------

          This Employment Agreement shall inure to the benefit of, and shall be binding upon, the Company, its successors and assigns, and Employee, his heirs, personal representatives and permitted assigns, but may not be assigned by Employee without the Company's prior written consent.

13.  SEVERABILITY.
     ------------

          In the event any term, paragraph or provision of this Employment Agreement or its application to any circumstances shall to any extent be deemed invalid or unenforceable, the remainder of this Employment Agreement shall be valid and enforceable to the fullest extent permitted by law.

          IN WITNESS WHEREOF, the parties hereto have executed this Employment Agreement as of the date first above written.


                                        OVERHEAD DOOR CORPORATION


                                        By:   /s/ BRIAN J. BOLTON
                                           -------------------------------------
                                              Brian J. Bolton
                                        Its:  Chairman & CEO

                                              /s/ C. MICHAEL BUDD
                                        ----------------------------------------
                                              C. Michael Budd









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                                   EXHIBIT A


1.   Overhead Door Corporation Group Insurance Plan (Life, Health, and Dental)

2.   Personal Accident Insurance Plan for Salaried Employees

3.   Overhead Door Corporation Group Welfare Benefit (Long-Term Disability)

4.   Short-Term Disability for Salaried Employees

5.   Group Universal Life Insurance Program

6.   Overhead Door Corporation Salaried Employees Pension Plan

7.   MAP--Overhead Door Corporation Money Accumulation Plan (401k)